SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           ______________________

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):   July 27, 1998


                    AIR & WATER TECHNOLOGIES CORPORATION
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             (Exact Name of Registrant as Specified in Charter)


 Delaware                        033-017921                  13-3418759
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State or Other Jurisdiction     (Commission                (IRS Employer
    of Incorporation)            File Number)            Identification No.)



 U.S. Highway 22 West and Station Road,  Branchburg, New Jersey         08876
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  (Address of Principal Executive Offices)                           (Zip Code)


 Registrant's telephone number, including area code:  (908) 685-4600


                                 No Change
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        (Former Name or Former Address, if Changed Since Last Report)



 ITEM 5.   OTHER EVENTS

           On July 27, 1998, Air & Water Technologies Corporation (the "Company") and Hamon & Cie (International) S.A. (Belgium) ("Hamon") jointly announced the conclusion of the acquisition by Hamon of certain assets and liabilities of Research-Cottrell, Inc., a wholly-owned subsidiary of the Company. The Company previously announced that it had entered into a definitive agreement with Hamon with respect to such sale. On July 27, 1998, the Company issued a press release concerning the conclusion of the aforementioned transaction, a copy of which is attached hereto as Exhibit
 99.1 and is incorporated by reference herein.


 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

           (c)  Exhibits

                99.1 Press release of the Company dated July 27, 1998.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     AIR & WATER TECHNOLOGIES CORPORATION



                     By:  /s/ Alain Brunais
                         ---------------------------------------
                         Name:  Alain Brunais
                         Title:  Chief Financial Officer


 Date:   July 28, 1998



                               EXHIBIT INDEX


 EXHIBIT NO.                   DESCRIPTION                        PAGE NO.

 99.1                     Press release of the Company dated
                          July 27, 1998.